
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL American Properties Fund, Inc. at March 31, 1999, and its statement of income for the three months then ended and is qualified  in  its  entirety by reference to the Form 10-Q of CNL American Properties Fund, Inc. for  the  three months ended March 31, 1999.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   MAR-31-1999
<CASH>                                         37,803,397<F2>
<SECURITIES>                                   16,199,792
<RECEIVABLES>                                  1,674,273
<ALLOWANCES>                                   1,125,411
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         483,579,255
<DEPRECIATION>                                 7,791,594
<TOTAL-ASSETS>                                 708,694,145
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       746,969
<OTHER-SE>                                     656,338,052
<TOTAL-LIABILITY-AND-EQUITY>                   708,694,145
<SALES>                                        0
<TOTAL-REVENUES>                               14,398,771
<CGS>                                          0
<TOTAL-COSTS>                                  3,709,948
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                10,490,297
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            10,490,297
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   10,490,297
<EPS-PRIMARY>                                  0.14
<EPS-DILUTED>                                  0.14

<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes 2,007,278 in certificates of deposit.

